                                                                 EXHIBIT 10.3.12



                            STOCK PURCHASE AGREEMENT

                         Dated As Of November 17, 1995

                                    Between

                              KOMAG, INCORPORATED

                                      And

                          KOBE STEEL USA HOLDINGS INC.

                               TABLE OF CONTENTS

                                                                              Page
                                                                              ----
1.       Purchase and Sale of Stock . . . . . . . . . . . . . . . . . . . .      1

2.       Representations and Warranties of the Seller . . . . . . . . . . .      1
         2.1     Organization . . . . . . . . . . . . . . . . . . . . . . .      1
         2.2     Authorization  . . . . . . . . . . . . . . . . . . . . . .      1
         2.3     Consents . . . . . . . . . . . . . . . . . . . . . . . . .      1
         2.4     Offering . . . . . . . . . . . . . . . . . . . . . . . . .      2
         2.5     Litigation . . . . . . . . . . . . . . . . . . . . . . . .      2
         2.6     Non-Contravention  . . . . . . . . . . . . . . . . . . . .      2
         2.7     Title to Stock . . . . . . . . . . . . . . . . . . . . . .      2

3.       Representations and Warranties of the Buyer  . . . . . . . . . . .      2
         3.1     Organization . . . . . . . . . . . . . . . . . . . . . . .      2
         3.2     Authorization  . . . . . . . . . . . . . . . . . . . . . .      3
         3.3     Consents . . . . . . . . . . . . . . . . . . . . . . . . .      3
         3.4     Litigation . . . . . . . . . . . . . . . . . . . . . . . .      3
         3.5     Non-Contravention  . . . . . . . . . . . . . . . . . . . .      3
         3.6     Purchase for Own Account . . . . . . . . . . . . . . . . .      3
         3.7     Accredited Investor  . . . . . . . . . . . . . . . . . . .      4

4.       Conditions of Buyer's Obligations at Closing . . . . . . . . . . .      4
         4.1     Representations and Warranties . . . . . . . . . . . . . .      4
         4.2     Performance  . . . . . . . . . . . . . . . . . . . . . . .      4
         4.3     Qualifications . . . . . . . . . . . . . . . . . . . . . .      4
         4.4     Corporate Proceedings and Documents  . . . . . . . . . . .      4
         4.5     No Adverse Proceeding  . . . . . . . . . . . . . . . . . .      4
         4.6     Absence of Governmental or Other Objection . . . . . . . .      4
         4.7     Board of Directors . . . . . . . . . . . . . . . . . . . .      5
         4.8     Stock Certificates . . . . . . . . . . . . . . . . . . . .      5
         4.9     Seller Purchase Documents  . . . . . . . . . . . . . . . .      5
         4.10    Secretary's Certificate  . . . . . . . . . . . . . . . . .      5
         4.11    Other Matters  . . . . . . . . . . . . . . . . . . . . . .      6

5.       Conditions of the Seller's Obligations at Closing  . . . . . . . .      6
         5.1     Representations and Warranties . . . . . . . . . . . . . .      6
         5.2     Performance  . . . . . . . . . . . . . . . . . . . . . . .      6
         5.3     Corporate Proceedings and Documents  . . . . . . . . . . .      6
         5.4     No Adverse Proceeding  . . . . . . . . . . . . . . . . . .      6
         5.5     Payment of Purchase Price  . . . . . . . . . . . . . . . .      6
         5.6     Stock Certificates . . . . . . . . . . . . . . . . . . . .      6
         5.7     Buyer Purchase Documents . . . . . . . . . . . . . . . . .      6
         5.8     Secretary's Certificate  . . . . . . . . . . . . . . . . .      7
         5.9     Other Matters  . . . . . . . . . . . . . . . . . . . . . .      7

6.       Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . .      7
         6.1     Survival of Representations, Warranties and Agreements . .      7
         6.2     Indemnification  . . . . . . . . . . . . . . . . . . . . .      7



                                       i.

         6.3     Defense of Claims.   . . . . . . . . . . . . . . . . . .   8
         6.4     Successors and Assigns . . . . . . . . . . . . . . . . .   9
         6.5     Governing Law  . . . . . . . . . . . . . . . . . . . . .   9
         6.6     Counterparts . . . . . . . . . . . . . . . . . . . . . .   9
         6.7     Titles and Subtitles . . . . . . . . . . . . . . . . . .   9
         6.8     Notices  . . . . . . . . . . . . . . . . . . . . . . . .   9
         6.9     Finder's Fee . . . . . . . . . . . . . . . . . . . . . .   9
         6.10    Expenses . . . . . . . . . . . . . . . . . . . . . . . .  10
         6.11    Amendments and Waivers . . . . . . . . . . . . . . . . .  10
         6.12    Severability . . . . . . . . . . . . . . . . . . . . . .  10
         6.13    Entire Agreement . . . . . . . . . . . . . . . . . . . .  10
         6.14    Arbitration  . . . . . . . . . . . . . . . . . . . . . .  10
         6.15    Non-Exercise of Joint-Venture Option . . . . . . . . . .  10

         EXHIBIT A - Joint Venture Amendment Agreement
         EXHIBIT B - License Amendment Agreement
         EXHIBIT C - Substrate Sales Amendment Agreement
         EXHIBIT D - KMT Consent
         EXHIBIT E - Substrate Agreement



                                      ii.

                            STOCK PURCHASE AGREEMENT


                 THIS STOCK PURCHASE AGREEMENT is made as of the 17th day of November, 1995, between Komag, Incorporated, a Delaware corporation (the "Buyer"), and Kobe Steel USA Holdings Inc., a Delaware corporation (the "Seller").

                 THE PARTIES HEREBY AGREE AS FOLLOWS:

                 1. Purchase and Sale of Stock. Subject to the terms and conditions of this Agreement, the Buyer agrees to purchase for $6,750,000 at the Closing, and the Seller agrees to sell to the Buyer at the Closing, 389 shares of the Common Stock (such Common Stock as is being sold by the Seller is referred to herein as the "Stock") of Komag Material Technology, Inc., a Delaware corporation ("KMT"), owned by the Seller. The purchase and sale of the Stock shall take place at the offices of Brobeck, Phleger & Harrison, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California, at 10:30 A.M. on December 28, 1995, or at such other time and place as the Seller and the Buyer mutually agree upon in writing (which time and place are designated as the "Closing"). At the Closing the Seller shall deliver to the Buyer a certificate or certificates representing the Stock (which certificate or certificates shall be appropriately endorsed to the Buyer) that the Buyer is purchasing against payment by the Buyer by wire transfer representing immediately available funds in the amount of $6,750,000 to an account to be designated by the Seller to the Buyer.

                 2. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Buyer that:

                 2.1 Organization. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                 2.2 Authorization. All corporate action on the part of the Seller, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, each of the other documents required to be executed and delivered by the Seller or persons affiliated with the Seller in connection with this Agreement that are described in Section 4.9 (together with this Agreement, referred to collectively as the "Seller Purchase Documents") and performance of all obligations of the Seller hereunder and thereunder has been taken or will be taken prior to the Closing, and this Agreement and the other Seller Purchase Documents constitute valid and legally binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms.

                 2.3 Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or any other person on the part of the Seller is required in connection with the consummation of the transactions contemplated by this Agreement or the other Seller Purchase Documents.

                 2.4 Offering. Subject to the truth and accuracy of each of the Buyer's representations set forth in Section 3 of this Agreement, the offer and sale of the Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended, and neither the Seller nor any agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.



                                       1.

                 2.5 Litigation. There is no action, suit, proceeding or investigation pending or, to the best of the Seller's knowledge, currently threatened against the Seller that questions the validity of this Agreement or the other Seller Purchase Documents or the right of the Seller to enter into this Agreement or the other Seller Purchase Documents, or to consummate the transactions contemplated hereby or thereby. The Seller is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that would in any way adversely affect the Seller's ability to perform its obligations under this Agreement or the other Seller Purchase Documents or the transactions contemplated hereby or thereby. There is no action, suit, proceeding or investigation by the Seller currently pending or that the Seller intends to initiate that would in any way adversely affect the Seller's ability to perform its obligations under this Agreement or the other Seller Purchase Documents or the transactions contemplated hereby or thereby.

                 2.6 Non-Contravention. The execution, delivery and performance by the Seller of this Agreement and the other Seller Purchase Documents do not and will not, (a) contravene or conflict with the certificate of incorporation or by-laws of the Seller, (b) contravene or conflict with any law, regulation, judgment, injunction, writ, order or decree binding upon or currently applicable to the Seller, (c) result in the creation or imposition of any lien upon the Stock, or (d) constitute a default under any agreement, contract or other instrument binding upon the Seller or by or to which or any of its assets or properties is bound.

                 2.7 Title to Stock. The Seller owns the Stock free and clear of all mortgages, liens, loans and encumbrances and no other person has any rights or claims of any kind to the Stock except for any rights and privileges provided to the Buyer in Section 10 of the Joint Venture Agreement (the "JV Agreement") dated as of March 6, 1989 among the Buyer, KMT and the Seller.

                 3. Representations and Warranties of the Buyer. The Buyer hereby represents and warrants that:

                 3.1 Organization. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                 3.2 Authorization. All corporate action on the part of the Buyer, its officers, directors, and stockholders necessary for the authorization, execution and delivery of this Agreement and each of the other documents required to be executed and delivered by the Buyer or persons affiliated with the Buyer in connection with this Agreement that are described in Section 5.7 (together with this Agreement, referred to collectively as the "Buyer Purchase Documents" and the Buyer Purchase Documents, together with the Seller Purchase Documents, are referred to collectively as the "Purchase Documents") and the performance of, all obligations of the Buyer hereunder and thereunder has been taken or will be taken prior to the Closing, and this Agreement and the other Buyer Purchase Documents constitute valid and legally binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms.

                 3.3 Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or any other person on the part of the Buyer is required in connection with the consummation of the transactions contemplated by this Agreement or the other Buyer Purchase Documents.

                 3.4 Litigation. There is no action, suit, proceeding or investigation pending or,



                                       2.

to the best of the Buyer's knowledge, currently threatened against the Buyer that questions the validity of this Agreement or the other Buyer Purchase Documents or the right of the Buyer to enter into this Agreement or the other Buyer Purchase Documents, or to consummate the transactions contemplated hereby or thereby. The Buyer is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that would in any way adversely affect the Seller's ability to perform its obligations under this Agreement or the other Buyer Purchase Documents or the transactions contemplated hereby or thereby. There is no action, suit, proceeding or investigation by the Buyer currently pending or that the Buyer intends to initiate that would in any way adversely affect the Seller's ability to perform its obligations under this Agreement or the other Buyer Purchase Documents or the transactions contemplated hereby or thereby.

                 3.5 Non-Contravention. The execution, delivery and performance by the Buyer of this Agreement and the other Buyer Purchase Documents do not and will not, (a) contravene or conflict with the certificate of incorporation or by-laws of the Buyer, (b) contravene or conflict with any law, regulation, judgment, injunction, writ, order or decree binding upon or currently applicable to the Buyer, or (c) constitute a default under any agreement, contract or other instrument binding upon the Buyer or by or to which or any of its assets or properties is bound.

                 3.6 Purchase for Own Account. The Stock to be received by the Buyer will be acquired for investment for the Buyer's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same.

                 3.14 Accredited Investor. The Buyer is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect and acknowledges that it can bear the economic risk of its investment and can capably evaluate the risks of the purchase of the Stock.

                 4. Conditions of Buyer's Obligations at Closing. The obligations of the Buyer under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

                 4.1 Representations and Warranties. The representations and warranties of the Seller contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                 4.2 Performance. The Seller shall have performed and complied with all agreements, obligations and conditions contained in this Agreement and the other Seller Purchase Documents that are required to be performed or complied with by it on or before the Closing.

                 4.3 Qualifications. All authorizations, approvals, consents or permits, if any, of any governmental authority or regulatory body of the United States or of any state or any other person that are required in connection with the lawful sale of the Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                 4.4 Corporate Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated to occur at the Closing by this Agreement and the other Seller Purchase Documents and all documents incident hereto and thereto shall be reasonably satisfactory in form and substance to the Buyer, and the Buyer shall have received all such counterpart originals and certified or other copies of such documents as it may



                                       3.

reasonably request.

                 4.5 No Adverse Proceeding. There shall have been no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or any government investigation against the Seller, KMT or the Buyer for the purpose, or having the effect of, enjoining or preventing the consummation of this Agreement or the other Purchase Documents, or otherwise claiming that this Agreement or the other Purchase Documents or the consummation of this Agreement or the other Purchase Documents is illegal.

                 4.6 Absence of Governmental or Other Objection. There shall be no pending or threatened lawsuit challenging the sale of the Stock contemplated by the SEC, the California Department of Corporations, or any commissioner of corporations or similar offices of any other state, the Federal Trade Commission, the U.S. Department of Justice, any other body or agency of the federal government, or any similar state body or agency and the consummation of the transaction(s) contemplated hereby shall not have been enjoined by a court of competent jurisdiction as of the Closing. At the time of the Closing, the sale and issuance of the Stock shall be legally permitted by all laws and regulations to which the Seller and KMT are subject.

                 4.7 Board of Directors. The Board of Directors of KMT shall be reconstituted so that one director nominated by the Seller shall resign his position on the Board of Directors and one new director nominated by the Buyer shall be elected to the Board of Directors.

                 4.8 Stock Certificates. The Seller shall have delivered to the Buyer the certificate or certificates representing the Stock, which certificate or certificates shall be appropriately endorsed in favor of the Buyer.

                 4.9 Seller Purchase Documents. The Seller shall have executed and delivered, or, where execution or delivery is required by an affiliate of Seller other than KMT, caused to be executed and delivered, to the Buyer each of the Seller Purchase Documents which shall be in the forms attached hereto. Such Seller Purchase Documents shall consist of (a) this Agreement, (b) the Joint Venture Amendment Agreement dated as of the date hereof among the Buyer, the Seller and KMT in substantially the form attached as Exhibit A hereto (the "JV Amendment"), (c) the License Amendment Agreement dated as of the date hereof among the Buyer, Kobe Steel, Ltd. and KMT in substantially the form attached as Exhibit B hereto (the "License Amendment"),
(d) the Substrate Sales Amendment Agreement dated as of the date hereof among the Buyer, Kobe Steel, Ltd. and KMT in substantially the form attached as Exhibit C hereto (the "Substrate Sales Amendment"), (e) the Consent of KMT dated as of the date hereof by KMT in substantially the form attached as Exhibit D hereto (the "KMT Consent"), (f) the Substrate Agreement dated as of the date hereof between Kobe Steel, Ltd. and the Buyer in substantially the form attached as Exhibit E hereto (the "Substrate Agreement"), and (g) the documents and certificates required pursuant to Sections 4.8 and 4.10.

                 4.10 Secretary's Certificate. The Secretary or Assistant Secretary of the Seller shall have executed and delivered certified copies of the resolutions of the Board of Directors of the Seller authorizing the execution, delivery and performance by the Seller of the Seller Purchase Documents which are to be executed, delivered or performed by the Seller.

                 4.11     Other Matters.   All actions required to be taken by
the Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.



                                       4.

                 5. Conditions of the Seller's Obligations at Closing. The obligations of the Seller to the Buyer under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Buyer:

                 5.1 Representations and Warranties. The representations and warranties of the Buyer contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                 5.2 Performance. The Buyer shall have performed and complied with all agreements, obligations and conditions contained in this Agreement and the other Buyer Purchase Documents that are required to be performed or complied with by it on or before the Closing.

                 5.3 Corporate Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated to occur at the Closing by this Agreement and the other Buyer Purchase Documents and all documents incident hereto and thereto shall be reasonably satisfactory in form and substance to the Seller, and the Seller shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

                 5.4 No Adverse Proceeding. There shall have been no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or any government investigation against the Seller, KMT or the Buyer for the purpose, or having the effect of, enjoining or preventing the consummation of this Agreement or the other Purchase Documents, or otherwise claiming that this Agreement or the other Purchase Documents or the consummation of this Agreement or the other Purchase Documents is illegal.

                 5.5 Payment of Purchase Price. The Buyer shall have delivered to the Seller the purchase price as specified in Section 1.

                 5.6 Stock Certificates. The Buyer shall have caused KMT to deliver to the Seller the new or replacement certificate or certificates representing the Seller's remaining 311 shares of the Common Stock of KMT.

                 5.7 Buyer Purchase Documents. The Buyer shall have executed and delivered, or caused KMT to execute or deliver, to the Seller each of the Buyer Purchase Documents which shall be in the forms attached hereto to the Seller. Such Buyer Purchase Documents shall consist of (a) this Agreement,
(b) the JV Amendment, (c) the License Amendment, (d) the Substrate Sales Amendment, (e) the KMT Consent, (f) the Substrate Agreement, and (g) the documents and certificates required pursuant to Sections 5.6 and 5.8.

                 5.8 Secretary's Certificate. The Secretary or Assistant Secretary of the Buyer shall have executed and delivered certified copies of the resolutions of the Board of Directors of the Buyer authorizing the execution, delivery and performance by the Buyer of the Buyer Purchase Documents which are to be executed, delivered or performed by the Buyer.

                 5.9      Other Matters.   All actions required to be taken by
the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Seller.



                                       5.

                 6.       Miscellaneous.

                 6.1      Survival of Representations, Warranties and
Agreements.

                          (a)     Survival of Representation and Warranties.
Subject to the limitations set forth in Section 6.2 of this Agreement and notwithstanding any investigation conducted at any time with regard thereto by or on behalf of either party, all representations and warranties of each party set forth in this Agreement shall survive the execution, delivery and performance of this Agreement for a period of one (1) year from the Closing and shall thereafter terminate and be of no further force and effect. All representations, and warranties of each party set forth in this Agreement shall be deemed to have been made again by such party at and as of the Closing.

                          (b)     Survival of Covenants and Agreements.  Unless
provided otherwise, the covenants, indemnities and agreements of each of the parties in this Agreement shall survive the execution, delivery and performance of this Agreement.

                 6.2      Indemnification.

                          (a)     Indemnification by the Seller.  The Seller
hereby agrees to indemnify and hold harmless the Buyer, KMT and any of their officers, directors, affiliates, employees and/or agents (collectively, the "Buyer Indemnified Parties") from and against any and all losses, liabilities, damages, demands, claims, suits, actions, judgments or causes of action, assessments, costs and expenses, including, without limitation, interest, penalties, attorneys' fees, any and all expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation (collectively, "the Buyer Indemnified Parties Damages"), asserted against, resulting to, imposed upon, or incurred or suffered by any of the Buyer Indemnified Parties directly or indirectly, as a result of or arising from any inaccuracy in or breach or nonfulfillment of any of the representations, warranties, covenants or agreements made by the Seller in this Agreement and from any taxes that are the Seller's responsibility to pay but which are imposed by any governmental entity or otherwise on the Buyer in connection with the sale of the Stock (the "Buyer Indemnified Parties Claims").

                          (b)     Indemnification by the Buyer.  The Buyer
hereby agrees to indemnify and hold harmless the Seller and any of its officers, directors, affiliates, employees and/or agents (collectively, the "Seller Indemnified Parties") from and against any and all losses, liabilities, damages, demands, claims, suits, actions, judgments or causes of action, assessments, costs and expenses, including, without limitation, interest, penalties, attorneys' fees, any and all expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation (collectively, the "Seller Indemnified Parties Damages"), asserted against, resulting to, imposed upon, or incurred or suffered by the Seller Indemnified Parties directly or indirectly, as a result of or arising from any inaccuracy in or breach or nonfulfillment of any of the representations, warranties, covenants or agreements made by the Buyer Indemnified Parties in this Agreement and from any taxes that are the Buyer's responsibility to pay but which are imposed by any governmental entity or otherwise on the Seller in connection with the purchase of the Stock (the "Seller Indemnified Parties Claims" and, together with the Buyer Indemnified Parties Claims, referred to collectively as the "Claims").

                 6.3 Defense of Claims. The parties hereto shall promptly give written notice to



                                       6.

each other after either of them obtains knowledge of any Claim, obligation, liability or action for which indemnification may be sought hereunder or prompt written notice of the commencement of any legal proceedings for which indemnification may be sought hereunder, whichever occurs first; provided, that the failure to give such notice (other than notice of the commencement of a legal proceeding) shall not adversely affect any right of indemnification under this Agreement. The indemnifying party shall be entitled to control the defense of any such legal proceeding, through legal counsel reasonably satisfactory to the indemnified party, at the sole expense of the indemnifying party, and the indemnified party shall cooperate with the indemnifying party in the defense of such Claim and shall have the right, but not the obligation, to participate in the defense at its own expense. If the indemnifying party elects not to direct such defense by written notice within fifteen (15) days after receipt of the original notice, the indemnified party will have the right, at its own discretion, to direct such defense at the indemnifying party's sole expense. The indemnifying party shall have the right to compromise or settle, with the indemnified party's prior written approval, any claim or litigation regarding which it is required to indemnify. If the indemnified party refuses to approve any compromise or settlement recommended by the indemnifying party which would have concluded such Claim or litigation but for the indemnified party's failure to give approval, the indemnifying party's liability to the indemnified party hereunder with respect to any such claim or litigation shall not exceed the amount which the indemnifying party would have paid pursuant to such proposed compromise or settlement.

                 6.4 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of the Stock). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                 6.5 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                 6.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 6.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                 6.8 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                 6.9 Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Seller agrees to indemnify and to hold harmless the Buyer from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Seller or any of its officers, partners, employees, or representatives is responsible. The Buyer agrees to indemnify and hold harmless the Seller from any liability for



                                       7.

any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Buyer or any of its officers, employees or representatives is responsible.

                 6.10 Expenses. Irrespective of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement except as set forth in the immediately following sentence. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                 6.11 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Seller and the Buyer.

                 6.12 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                 6.13 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

                 6.14 Arbitration. All disputes, controversies or differences arising out of or in relation to or in connection with this Agreement, which cannot be settled by discussion and mutual accord, shall be finally settled by binding arbitration, to be conducted in Palo Alto, California in accordance with the rules of the American Arbitration Association. Demand for arbitration shall be made in writing and shall be served upon the party or parties to whom the demand is addressed in the manner provided for the tender of notices in Section 6.8 hereof. There shall be three
(3) arbitrators and the proceedings shall be conducted in the English language. Judgment upon the award rendered may be entered in any court having proper jurisdiction or application made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The arbitrators shall be instructed, in connection with the issuance of their award, to prepare a written finding of facts and law concerning the award.

                 6.15 Non-Exercise of Joint-Venture Option. Notwithstanding anything to the contrary in the JV Agreement, the execution, delivery and performance of this Agreement and the other Purchase Documents shall not be deemed to be an exercise, or to involve or require the exercise, of any of the Buyer's or the Seller's rights under Section 10.2 of the JV Agreement and all other rights and obligations of the parties to the JV Agreement are hereby ratified and confirmed.



                                       8.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                 KOMAG, INCORPORATED



                 By:
                          Title:

         Address:         275 South Hillview Drive
                          Milpitas, CA 95035




                 KOBE STEEL USA HOLDINGS INC.



                 By:
                          Title:

         Address:         535 Madison Avenue
                          New York, NY 10010





                                       9.